Prospectus Supplement	June 29, 2021

Putnam Sustainable Future Fund
Prospectus dated August 30, 2020

Putnam Sustainable Leaders Fund
Prospectus dated October 30, 2020

Effective on or about August 30, 2021, under normal circumstances, each fund will invest at least 80% of the value of its net assets in securities that meet Putnam Investment Management, LLC’s (Putnam Management) sustainability criteria. In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management.

Shareholders should retain this Supplement for future reference.

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